                                                                   Exhibit 10.43

                      SEVENTH AMENDMENT TO CREDIT AGREEMENT

           This Seventh Amendment to Credit Agreement (this "Amendment") is entered into as of October 14, 2003, by and among SMART & FINAL INC., a Delaware corporation (the "Borrower"), the Guarantors listed on the signature pages hereof, the financial institutions and other entities party hereto (the "Lenders") and BNP PARIBAS, as Administrative Agent for the Lenders (the "Administrative Agent").

                                    RECITALS

           A. The Borrower, the Lenders, the Administrative Agent, Harris Trust & Savings Bank, as syndication agent, and Cooperative Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland", New York Branch, as documentation agent, are parties to that certain Credit Agreement dated as of November 30, 2001 (as amended to date, the "Credit Agreement"). Capitalized terms used herein without definition have the meanings ascribed to such terms in the Credit Agreement.

           B. As a result of the recent sale of the Borrower's northern California broadline foodservice operations to Sysco Corp., a Delaware corporation, and Pacific Fresh Seafood Company, a California corporation, the Borrower's Florida broadline foodservice operations and nine of the fourteen Smart & Final stores located in Florida to GFS Holding Inc., a Michigan corporation ("GFS"), and certain of GFS's subsidiaries, and the pending sale of the Port Stockton dry grocery warehouse (collectively, the "Sale Transactions"), the Borrower will not be in compliance with certain of the financial covenants set forth in the Credit Agreement.

           C. The Borrower has requested that the Lenders and the Administrative Agent amend certain of the financial covenants and the definitions related thereto.

           D. The Administrative Agent and the Lenders have agreed to amend certain of the financial covenants and the definitions related thereto, all as provided hereinbelow.

           NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

           Section 1. Section References. Unless otherwise expressly stated herein, all Section references herein shall refer to Sections of the Credit Agreement.

           Section 2.  Amendment to Section 1.01 (Certain Defined Terms).

                (a)    The definition of "Adjusted EBITDA" set forth in Section
1.01 is hereby amended by deleting such definition in its entirety and replacing it with the following:

           "Adjusted EBITDA" means, for any period, determined for the Borrower and its Subsidiaries on a Consolidated basis, EBITDA plus, with respect to any fiscal quarter of the Borrower up to and including the second fiscal quarter of Fiscal Year 2003, the interest component of all amounts paid as rent under the Synthetic Lease.

                (b)  The definition of "Adjusted Leverage Ratio" set forth in
Section 1.01 is hereby amended by deleting such definition in its entirety and replacing it with the following:

           "Adjusted Leverage Ratio" means, as of any date of determination, the ratio of (i) the sum of (A) Consolidated Total Debt as of the end of the most recently ended fiscal quarter of the Borrower plus (B) the product of
      (1) rent expense for the Borrower and its Subsidiaries on a Consolidated basis for the four most recently completed fiscal quarters of the Borrower multiplied by (2) 8 to (ii) the sum of (A) EBITDA for the Borrower and its Subsidiaries on a Consolidated basis for the four most recently completed fiscal quarters of the Borrower plus, (B) rent expense for the Borrower and its Subsidiaries on a Consolidated basis for the four most recently completed fiscal quarters of the Borrower; provided, that for purposes of determining the Adjusted Leverage Ratio, "rent expense" shall be deemed to be (i) $6,900,000 for the fourth fiscal quarter of Fiscal Year 2002, (ii) $6,900,000 for the first fiscal quarter of Fiscal Year 2003 and (iii) $7,100,000 for the second fiscal quarter of Fiscal Year 2003.

                (c)  The definition of "Applicable Margin" set forth in Section
1.01 is hereby amended by deleting such definition in its entirety and replacing it with the following:

           "Applicable Margin" means, for any fiscal quarter for each Interest Type of Advance set forth below, the applicable rate per annum set forth in the table below opposite the Senior Leverage Ratio determined as of the last day of the immediately preceding fiscal quarter and beneath such Interest Type of Advance:

      --------------------------------------------------------------------------
                                      Applicable Margin for    Applicable Margin
                    Senior Leverage      Eurodollar Rate         for Base Rate
           Tier          Ratio               Advances              Advances
      --------------------------------------------------------------------------
            I           ****2.75              3.50%                 2.50%
      --------------------------------------------------------------------------
            II     ****2.50 but *2.75         3.25%                 2.25%
      --------------------------------------------------------------------------
            III    ****2.25 but *2.50         3.00%                 2.00%
      --------------------------------------------------------------------------
            IV     ****2.00 but *2.25         2.75%                 1.75%
      --------------------------------------------------------------------------
                          *2.00               2.50%                 1.50%
      --------------------------------------------------------------------------

           provided, however, that, notwithstanding the foregoing, (i) on the Closing Date and until the six month anniversary thereof, the Applicable Margin shall be 2.5% for Eurodollar Rate Advances and 1.5% for Base Rate Advances, (ii) for purposes of determining the Applicable Margin at any time following the six month anniversary of the Closing Date, the Senior Leverage Ratio shall be deemed to be

* denotes less than
**** denotes greater than or equal to
       greater than or equal to 2.75 to 1.0 at all times when a Default has occurred and is continuing based on the Borrower's failure to deliver any financial statement, compliance certificate or Borrowing Base Certificate as and when required pursuant to Sections 6.03(a), 6.03(c) or 6.03(d), as applicable, and (iii) during the period commencing on September 15, 2003 until March 15, 2004, the Applicable Margin shall equal 3.00% per annum with respect to Eurodollar Rate Advances and 2.00% per annum with respect to Base Rate Advances. For purposes of this Agreement, any change in the Applicable Margin based on a change in the Senior Leverage Ratio shall be effective three Business Days after the date of receipt by the Administrative Agent of the financial statements, compliance certificate and Borrowing Base Certificate required by Sections 6.03(a), 6.03(c) and 6.03(d), as applicable, reflecting such change.

                (d)  The definition of "Commitment Fee Percentage" set forth in
Section 1.01 is hereby amended by deleting such definition in its entirety and replacing it with the following:

           "Commitment Fee Percentage" means a fee on the undrawn amount of the Facility equal to 0.50% per annum payable quarterly in arrears (and on the Commitment Termination Date) following the Closing.

                (e)  The definition of "Consolidated Total Debt" set forth in
Section 1.01 is hereby amended by deleting the proviso thereto in its entirety and replacing it with the following:

       provided, that with respect to (i) fiscal quarters up to and including the second fiscal quarter of Fiscal Year 2003, Consolidated Total Debt for such periods shall not include any indebtedness in respect of the Synthetic Lease and (ii) any periods after the second fiscal quarter of Fiscal Year 2003, Consolidated Total Debt for such periods shall include indebtedness in respect of the Synthetic Lease.

                (f) The definition of "EBITDA" set forth in Section 1.01 is hereby amended by deleting such definition in its entirety and replacing it with the following:

           "EBITDA" means, for any period, net income (or net loss) excluding all non-cash extraordinary items of gain or loss, plus, to the extent deducted in determining such net income (or net loss), the sum of (a) interest expense, (b) income tax expense, (c) depreciation expense, (d) amortization expense, (e) all other non-cash charges (including impairment charges with respect to assets and goodwill) and (f) for the third fiscal quarter of Fiscal Year 2003, up to $13,300,000 of after-tax charges for discontinued operations, in each case determined in accordance with GAAP for such period (to the extent not already included in clause (e) above); provided, that EBITDA shall be calculated using the quarterly amounts of (i) $20,500,000 for the fourth fiscal quarter of Fiscal Year 2002, (ii) $16,200,000 for the first fiscal quarter of Fiscal Year 2003 and (iii) $20,200,000 for the second fiscal quarter of Fiscal Year 2003.

                (g) The definition of "Fixed Charge Coverage Ratio" set forth in Section 1.01 is hereby amended by deleting such definition in its entirety and replacing it with the following:

          "Fixed Charge Coverage Ratio" means, as of any date of determination, determined for the period of four consecutive fiscal quarters ending as of the last day of each fiscal quarter of the Borrower, the ratio of (a) the sum of (i) Consolidated EBITDA of the Borrower and its Subsidiaries and
      (ii) rent expense for the Borrower and its Subsidiaries on a Consolidated basis for the four most recently completed fiscal quarters of the Borrower to (b) the sum of (i) Consolidated Interest Expense of the Borrower and its Subsidiaries and (ii) rent expense for the Borrower and its Subsidiaries on a Consolidated basis for the four most recently completed fiscal quarters of the Borrower; provided, that for purposes of determining the Fixed Charge Coverage Ratio, (i) the quarterly amounts of "rent expense" shall be deemed to be (A) $6,900,000 for the fourth fiscal quarter of Fiscal Year 2002, (B) $6,900,000 for the first fiscal quarter of Fiscal Year 2003 and (C) $7,100,000 for the second fiscal quarter of Fiscal Year 2003 and (ii) the quarterly amounts of Consolidated Interest Expense shall be deemed to be (A) $4,400,000 for the fourth fiscal quarter of Fiscal Year 2002, (B) $4,600,000 for the first fiscal quarter of Fiscal Year 2003 and (C) $4,500,000 for the second fiscal quarter of Fiscal Year 2003.

          Section 3. Amendment to Section 6.04 (Financial Covenants). Section
6.04 is hereby amended to read in its entirety as follows:

          Section 6.04. Financial Covenants. So long as any Advance or any other Obligation of any Loan Party under any Loan Document shall remain unpaid, any Letter of Credit shall be outstanding or any Lender Party shall have any Commitment hereunder, the Borrower will:

          (a) Net Worth. Maintain at all times a Consolidated Net Worth of not less than the sum of (i) $195,000,000, plus (ii) 50% of positive cumulative Consolidated Net Income for any fiscal quarter of the Borrower ending after the fiscal quarter ended October 5, 2003 (but without any deduction for any period in which Consolidated Net Income is a negative number) plus (iii) 100% of the amount of all cash proceeds of any equity issuances by the Borrower or any of its Subsidiaries after the date hereof; provided, however, that changes in other comprehensive income after October 5, 2003 shall be disregarded in calculating Consolidated
      Net Worth.

          (b) Senior Leverage Ratio. Not permit the Senior Leverage Ratio at the end of the fiscal quarters of the Borrower set forth below to exceed the correlative ratio indicated:

       -----------------------------------------------------------------
        Fiscal Quarter                         Senior Leverage Ratio
       -----------------------------------------------------------------
        Fourth Quarter 2001                         3.25 to 1.0
       -----------------------------------------------------------------
        First Quarter 2002                          3.25 to 1.0
       -----------------------------------------------------------------

          -------------------------------------------------------
          Second Quarter 2002                 3.50 to 1.0
          -------------------------------------------------------
          Third Quarter 2002                  3.50 to 1.0
          -------------------------------------------------------
          Fourth Quarter 2002                 3.25 to 1.0
          -------------------------------------------------------
          First Quarter 2003                  3.55 to 1.0
          -------------------------------------------------------
          Second Quarter 2003                 3.00 to 1.0
          -------------------------------------------------------
          Third Quarter 2003                  2.75 to 1.0
          -------------------------------------------------------
          Fourth Quarter 2003                 2.75 to 1.0
          -------------------------------------------------------
          First Quarter 2004                  2.75 to 1.0
          -------------------------------------------------------
          Second Quarter 2004                 2.75 to 1.0
          -------------------------------------------------------
          Third Quarter 2004                  2.75 to 1.0
          -------------------------------------------------------

               (c) Adjusted Leverage Ratio. Not permit the Adjusted Leverage Ratio at the end of the fiscal quarters of the Borrower set forth below to exceed the correlative ratio indicated:

          -------------------------------------------------------
          Fiscal Quarter                     Leverage Ratio
          -------------------------------------------------------
          Fourth Quarter 2001                 4.50 to 1.0
          -------------------------------------------------------
          First Quarter 2002                  4.60 to 1.0
          -------------------------------------------------------
          Second Quarter 2002                 4.80 to 1.0
          -------------------------------------------------------
          Third Quarter 2002                  4.75 to 1.0
          -------------------------------------------------------
          Fourth Quarter 2002                 4.70 to 1.0
          -------------------------------------------------------
          First Quarter 2003                  5.00 to 1.0
          -------------------------------------------------------
          Second Quarter 2003                 4.50 to 1.0
          -------------------------------------------------------
          Third Quarter 2003                  4.50 to 1.0
          -------------------------------------------------------
          Fourth Quarter 2003                 4.50 to 1.0
          -------------------------------------------------------
          First Quarter 2004                  4.50 to 1.0
          -------------------------------------------------------
          Second Quarter 2004                 4.50 to 1.0
          -------------------------------------------------------
          Third Quarter 2004                  4.50 to 1.0
          -------------------------------------------------------

               (d) Fixed Charge Coverage Ratio. Not permit the Fixed Charge Coverage Ratio at the end of the fiscal quarters of the Borrower set forth below to be less than the correlative ratio indicated:

          -------------------------------------------------------
          Fiscal Quarter              Fixed Charge Coverage Ratio
          -------------------------------------------------------
          Fourth Quarter 2001                 2.00 to 1.0
          -------------------------------------------------------
          First Quarter 2002                  1.85 to 1.0
          -------------------------------------------------------
          Second Quarter 2002                 1.85 to 1.0
          -------------------------------------------------------
          Third Quarter 2002                  1.85 to 1.0
          -------------------------------------------------------
          Fourth Quarter 2002                 1.85 to 1.0
          -------------------------------------------------------
          First Quarter 2003                  1.75 to 1.0
          -------------------------------------------------------
          Second Quarter 2003                 1.95 to 1.0
          -------------------------------------------------------
          Third Quarter 2003                   2.0 to 1.0
          -------------------------------------------------------
          Fourth Quarter 2003                  2.0 to 1.0
          -------------------------------------------------------
          First Quarter 2004                   2.0 to 1.0
          -------------------------------------------------------
          Second Quarter 2004                  2.0 to 1.0
          -------------------------------------------------------

          ----------------------------------------------------------------------
          Third Quarter 2004                              2.0 to 1.0
          ----------------------------------------------------------------------

          (e)    Capital Expenditures.

                 (i) Not make, or permit any of its Subsidiaries to make, any Capital Expenditures that would cause the aggregate of all such Capital Expenditures made by the Borrower and its Subsidiaries to exceed $50,000,000 during the Fiscal Year ended December 29, 2002 and $40,000,000 during each Fiscal Year thereafter.

                 (ii) Not make, or permit any of its Subsidiaries to make, any Capital Expenditures that would cause the aggregate of all such Capital Expenditures made by the Borrower and its Subsidiaries to exceed $12,500,000 during any fiscal quarter of the Borrower commencing with the fiscal quarter of the Borrower ending March 23, 2003.

          Section 4. Amendments to Synthetic Lease Documents. Upon the execution of the Synthetic Lease Documents Amendments required under Section 5(a)(iii) below, the Required Lenders shall, by notice from the Administrative Agent to the Borrower at any time within 90 days after receipt by the Lenders of the Synthetic Lease Documents Amendments, be entitled to amend the Credit Agreement to reflect any changes to the provisions of the Synthetic Lease Documents that the Required Lenders consider more favorable than the corresponding provisions in the Credit Agreement.

          Section 5. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent:

                 (a) The Administrative Agent shall have received all of the following, in form and substance satisfactory to the Administrative Agent:

                          (i) Amendment Documents. This Amendment and any other instrument, document or certificate required by the Administrative Agent to be executed or delivered by the Borrower or any other Person in connection with this Amendment, duly executed by such Persons (the "Amendment Documents");

                          (ii) Consent of Required Lenders. The written consent of the Required Lenders to this Amendment;

                          (iii) Amendment and Waiver connection with Synthetic Lease Documents. (A) Copies of the amendment and waiver documents with respect to the Synthetic Lease Documents (the "Synthetic Lease Documents Amendments"), pursuant to which (1) the financial covenants and related definitions contained in the Synthetic Lease Documents will be amended in the same manner as set forth in this Amendment and (2) any other conforming changes to the Synthetic Lease Documents reasonably requested by the Administrative Agent will be made and (B) evidence that such amendment, waiver and release documents have been executed and are in full force and effect;

                          (iv) Diligence Materials. All diligence materials, in form and substance satisfactory to the Administrative Agent, requested by the Administrative Agent; and

                          (v)  Additional Information. Such additional
          documents, instruments and information as the Administrative Agent may reasonably request to effect the transactions contemplated hereby.

                  (b) Each of the Lenders consenting to this Amendment on or prior to 5:00 p.m. (EST) on October 14, 2003 shall have received an amendment fee of 0.125% of its Commitment.

                  (c) The representations and warranties contained herein and in the Credit Agreement shall be true and correct as of the date hereof as if made on the date hereof (except for those which by their terms specifically refer to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date).

                  (d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all other agreements, documents and instruments executed and/or delivered pursuant hereto, and all legal matters incident thereto, shall be satisfactory to the Administrative Agent.

                  (e) No Default or Event of Default shall have occurred and be continuing, after giving effect to this Amendment.

          Section 6. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that, as of the date of and after giving effect to this Amendment, (a) the execution, delivery and performance of this Amendment and any and all other Amendment Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of the Borrower and will not violate the Borrower's certificate of incorporation or bylaws, (b) all representations and warranties set forth in the Credit Agreement and in any other Loan Document are true and correct as if made again on and as of such date (except those, if any, which by their terms specifically relate only to an earlier date, in which case such representations and warranties are true and correct as of such earlier date), (c) no Default or Event of Default has occurred and is continuing, and (d) the Credit Agreement (after giving effect to this Amendment), and all other Loan Documents are and remain legal, valid, binding and enforceable obligations in accordance with the terms thereof.

          Section 7. Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Administrative Agent or the Lenders, or any closing, shall affect the representations and warranties or the right of the Administrative Agent and the Lenders to rely upon them.

          Section 8. Certain Waivers. The Borrower and each Guarantor hereby agrees that neither the Administrative Agent nor any Lender shall be liable under a claim of, and hereby waives any claim against the Administrative Agent and the Lenders based upon, lender liability (including, but not limited to, liability for breach of the implied covenant of good faith and fair dealing, fraud, negligence, conversion, misrepresentation, duress, control and interference, infliction of emotional distress and defamation and breach of fiduciary duties) as a result of any discussions or actions taken or not taken by the Administrative Agent or the Lenders on or before the date hereof or the discussions conducted pursuant hereto, or any course of action taken by the Administrative Agent or any Lender in response thereto or arising therefrom. This Section 8 shall survive the execution and delivery of this Amendment and the other Loan Documents and the termination of the Credit Agreement.

          Section 9. Reference to Agreement. Each of the Loan Documents, including the Credit Agreement, and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement, whether direct or indirect, shall mean a reference to the Credit Agreement as amended hereby.

          Section 10. Costs and Expenses. The Borrower shall pay on demand all reasonable costs and expenses of the Administrative Agent (including the reasonable fees, costs and expenses of counsel to the Administrative Agent) incurred in connection with the preparation, execution and delivery of this Amendment.

          Section 11. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA.

          Section 12. Execution. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

          Section 13. Limited Effect. This Amendment relates only to the specific matters covered herein, shall not be considered to be a waiver of any rights any Lender may have under the Credit Agreement (other than as expressly set forth herein), and shall not be considered to create a course of dealing or to otherwise obligate any Lender to execute similar amendments or grant any waivers under the same or similar circumstances in the future.

          Section 14. Ratification By Guarantors. Each of the Guarantors hereby agrees to this Amendment, and each of the Guarantors acknowledges that such Guarantor's Guaranty shall remain in full force and effect without modification thereto.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                             SMART & FINAL INC.,
                                             as Borrower

                                             By:     /s/ Richard N. Phegley
                                                 -------------------------------
                                                 Name:  Richard N. Phegley
                                                 Title: Senior Vice President &
                                                        Chief Financial Officer

                                             AMERICAN FOODSERVICE DISTRIBUTORS

                                             By:     /s/ Richard N. Phegley
                                                 -------------------------------
                                                 Name:  Richard N. Phegley
                                                 Title: Senior Vice President &
                                                        Chief Financial Officer

                                             SMART & FINAL STORES CORPORATION

                                             By:     /s/ Richard N. Phegley
                                                 -------------------------------
                                                 Name:  Richard N. Phegley
                                                 Title: Senior Vice President &
                                                        Chief Financial Officer

                                             SMART & FINAL OREGON, INC.

                                             By:     /s/ Richard N. Phegley
                                                 -------------------------------
                                                 Name:  Richard N. Phegley
                                                 Title: Senior Vice President &
                                                        Chief Financial Officer

                                             PORT STOCKTON FOOD
                                             DISTRIBUTORS, INC.

                                             By:     /s/ Richard N. Phegley
                                                 -------------------------------
                                                 Name:  Richard N. Phegley
                                                 Title: Senior Vice President -
                                                        Finance

                                AMERIFOODS TRADING COMPANY

                                By:        /s/ Richard N. Phegley
                                  -----------------------------------------
                                    Name:     Richard N. Phegley
                                    Title:    Senior Vice President &
                                              Chief Financial Officer

                                CASINO FROZEN FOODS, INC.

                                By:        /s/ Richard N. Phegley
                                  -----------------------------------------
                                    Name:     Richard N. Phegley
                                    Title:    Senior Vice President &
                                              Chief Financial Officer

                                FOODSERVICESPECIALISTS.COM, INC.

                                By:        /s/ Richard N. Phegley
                                  -----------------------------------------
                                    Name:     Richard N. Phegley
                                    Title:    Senior Vice President &
                                              Chief Financial Officer

                                OKUN PRODUCE INTERNATIONAL, INC.

                                By:        /s/ Richard N. Phegley
                                  -----------------------------------------
                                    Name:     Richard N. Phegley
                                    Title:    Senior Vice President &
                                              Chief Financial Officer

                                HL HOLDING CORPORATION

                                By:        /s/ Richard N. Phegley
                                  -----------------------------------------
                                    Name:     Richard N. Phegley
                                    Title:    Senior Vice President &
                                              Chief Financial Officer

                                BNP PARIBAS,
                                as Administrative Agent and a Lender

                                By:        /s/ Sean T. Conlon
                                  ---------------------------------------
                                    Name:     Sean T. Conlon
                                    Title:    Managing Director

                                By:        /s/ Frederique Merhaut
                                  ---------------------------------------
                                    Name:     Frederique Merhaut
                                    Title:    Director

                                HARRIS TRUST & SAVINGS BANK

                                By:        /s/ C. Scott Place
                                  -----------------------------------
                                    Name:     C. Scott Place
                                    Title:    Vice President

                                COOPERATIVE CENTRALE
                                RAIFFEISEN-BOERENLEENBANK
                                B.A., "RABOBANK NEDERLAND",
                                NEW YORK BRANCH

                                By:        /s/ Bradford F. Scott
                                  ---------------------------------
                                    Name:     Bradford F. Scott
                                    Title:    Executive Director

                                By:        /s/ Edward J. Peyser
                                  ---------------------------------
                                    Name:     Edward J. Peyser
                                    Title:    Managing Director

                                CREDIT INDUSTRIEL ET
                                COMMERCIAL

                                By:        /s/ Eric Dulot
                                  ------------------------------
                                    Name:     Eric Dulot
                                    Title:    Vice President

                                By:        /s/ Eric Longuet
                                  ------------------------------
                                    Name:     Eric Longuet
                                    Title:    Vice President

                                           COBANK, ACB

                                           By:        /s/ S. Richard Dill
                                             -----------------------------------
                                               Name:     S. Richard Dill
                                               Title:    Vice President

                                           UNION BANK OF CALIFORNIA, N.A.

                                           By:        /s/ Peter Thompson
                                             -----------------------------------
                                               Name:     Peter Thompson
                                               Title:    Vice President

                                           U.S. BANK NATIONAL ASSOCIATION

                                           By:        /s/ Janet Jordan
                                             -----------------------------------
                                               Name:     Janet Jordan
                                               Title:    Vice President

                                      NATEXIS BANQUE-BFCE

                                      By:        /s/ Anne Ulrich
                                        ----------------------------------------
                                          Name:     Anne Ulrich
                                          Title:    Vice President

                                      By:        /s/ Pieter J. van Tulder
                                        ----------------------------------------
                                          Name:     Pieter J. van Tulder
                                          Title:    Vice President And Manager
                                                    Multinational Group

                                        TRANSAMERICA BUSINESS
                                        CAPITAL CORPORATION

                                        By:        /s/ Stephen K. Goetschlus
                                          --------------------------------------
                                            Name:     Stephen K. Goetschlus
                                            Title:    Senior Vice President

                                           CITY NATIONAL BANK

                                           By:        /s/ Robert Louk
                                             -----------------------------------
                                               Name:     Robert Louk
                                               Title:    Vice President

                                       RZB FINANCE LLC

                                       By:        /s/ John A. Valiska
                                         ---------------------------------------
                                           Name:     John A. Valiska
                                           Title:    Group Vice President

                                       By:        /s/ Christoph Hoedl
                                         ---------------------------------------
                                           Name:     Christoph Hoedl
                                           Title:    Vice President

                                       BANK OF THE WEST

                                       By:        /s/ Danny Flores
                                         ---------------------------------------
                                           Name:     Danny Flores
                                           Title:    Syndications Officer

                                      PREFERRED BANK

                                      By:        /s/ Walt Duchanin
                                        ----------------------------------------
                                          Name:     Walt Duchanin
                                          Title:    Executive Vice President

                                        BANK LEUMI USA

                                        By:        /s/ Jacques V. Delvoye
                                          --------------------------------------
                                            Name:     Jacques V. Delvoye
                                            Title:    Vice President